EXHIBIT  23.1

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 13, 1999 in the Registration Statement (Form SB-2) and related Prospectus of SmartServ Online, Inc. for the registration of 351,640 shares of its common stock.



Stamford, CT                                              /s/ ERNST & YOUNG LLP
April 10, 2000